UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2025
______________________
Origin Materials, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39378	87-1388928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Riverside Parkway, Suite 10 West Sacramento, CA	95605
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +1 (916) 231-9329
N/A
(Former Name or Former Address, if Changed Since Last Report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ORGN	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ORGNW	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2025, Origin Materials, Inc. (the “Company”) entered into an Amendment to Securities Purchase Agreement and Note (the “Amendment”), amending that certain Securities Purchase Agreement, dated November 13, 2025, by and between the Company and an institutional purchaser, which provides for the issuance in tranches of senior secured convertible notes (the “Notes”). Among other things, the Amendment (i) requires the purchaser to purchase Notes in additional closings of up to $83.3 million in tranches of up to $25.0 million in aggregate principal amount of Notes at the Company’s request, subject to the satisfaction of certain conditions, and (ii) allows for the Company to guaranty obligations of its subsidiaries with respect to permitted indebtedness and sale leaseback transactions.
The foregoing summary of the Amendment does not purport to be a complete description and is qualified in its entirety by the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1+	Amendment to Securities Purchase Agreement and Note, dated December 22, 2025, by and among the Company and the Purchaser.

104	Cover Page Interactive Data File, formatted in Inline XBRL (embedded within the Inline XBRL document).

+ Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGIN MATERIALS, INC.

Dated: December 22, 2025

	By:	/s/ Matt Plavan
Matt Plavan
Chief Financial Officer and Chief Operating Officer